UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 22, 2009

WEST COAST BANCORP

(Exact name of registrant as specified in its charter)

Oregon	0-10997	93-0810577
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5335 Meadows Road, Suite 201, Lake Oswego, Oregon	97035
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (503) 684-0884

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition

On October 26, 2009, West Coast Bancorp (“WCB” or the “Company”) released preliminary financial results for its third fiscal quarter ended September 30, 2009 as part of its press release concerning the Investments (as defined below) and the Order (as defined below).  The items set forth beneath the headings “West Coast Bancorp Announces Financial Results for the Third Quarter 2009” and “Financial Tables” in the press release attached as Exhibit 99.1 hereto are furnished hereby.  The information in this Form 8-K under Item 2.02 and the items set forth beneath the headings “West Coast Bancorp Announces Financial Results for the Third Quarter 2009” and “Financial Tables” in Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific referencing in such filing.

Item 8.01.      Other Events

On October 26, 2009, the Company announced that it had entered into investment agreements with over 20 separate investors (collectively, the “Investors”), pursuant to which the Investors invested an aggregate of $155 million in cash in WCB through direct purchases of newly issued convertible preferred stock and warrants (the “Investments”).  On the same date, the Company also announced that West Coast Bank (the “Bank”), a wholly owned banking subsidiary of WCB, entered into a Stipulation and Consent agreeing to the issuance of an Order to Cease and Desist (the “Order”) with the Federal Deposit Insurance Corporation and the Oregon Division of Finance and Corporate Securities effective October 22, 2009, addressing, among other items, management of asset quality and increased capital for the Bank.  The Company also announced that WCB’s Board had adopted a Tax Benefit Preservation Plan with Wells Fargo Bank, National Association, as Rights Agent designed to preserve its tax assets.

The press release announcing these events is attached hereto as Exhibit 99.1 and, except with respect to those items set forth below the headings “West Coast Bancorp Announces Financial Results for the Third Quarter 2009” and “Financial Tables”, are incorporated by reference herein.

Item 9.01.      Financial Statements and Exhibits

(d)     Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release dated October 26, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEST COAST BANCORP
Date: October 26, 2009	By:	/s/ Richard R. Rasmussen
	Name:	Richard R. Rasmussen
	Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated October 26, 2009